Exhibit 10.3

US Bank/Park Dental

Second A&R Revolving Note

SECOND AMENDED AND RESTATED REVOLVING NOTE

$15,000,000.00	Minneapolis, Minnesota
March 27, 2024

For value received, the undersigned, PDG, P.A., a Minnesota professional association, DENTAL SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company, ORTHODONTIC SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company, PARK DENTAL PARTNERS, INC., a Minnesota corporation, THE FACIAL PAIN CENTER, PLLC, a Minnesota professional limited liability company, and PDP MN, LLC, a Minnesota limited liability company (individually, collectively and jointly and severally, the “Borrower” or “Borrowers”), hereby promise to pay on the Revolving Credit Termination Date under the Credit Agreement (defined below), to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Lender”), at its office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Fifteen Million and 00/100 Dollars ($15,000,000.00), or so much thereof as may be or has been advanced by the Lender to or for the benefit of the Borrower under the Credit Agreement and remains unpaid, together with interest on the principal amount hereunder remaining unpaid from time to time, from the date hereof until this Note is fully paid at the rate or rates from time to time in effect under that certain Amended and Restated Credit Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the “Credit Agreement”) by and between the Lender and the Borrower. All defined terms used in this Note, unless otherwise defined herein, shall have the meanings set forth in the Credit Agreement.

The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the “Revolving Note” defined in the Credit Agreement. This Note is secured, among other things, pursuant to the Security Documents and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements. This Note shall be governed by and construed in accordance with the internal laws of the State of Minnesota.

US Bank/Park Dental

Second A&R Revolving Note

The Borrower hereby agrees to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

The Borrower hereby expressly waives demand, presentment, protest or notice of dishonor or of any kind hereunder. The obligations of the Borrower hereunder are joint and several obligations.

This Note constitutes an amendment and restatement of that certain Amended and Restated Revolving Note dated as of October 4, 2023, executed by the Borrower and payable to the order of the Lender in the original principal amount of $23,000,000 (as the same has been amended from time to time, the “Existing Note”), and is given in replacement and substitution for, but not in payment or satisfaction of, the Existing Note. This Note is not a novation of the Existing Note or any other obligations of the Borrower to the Lender.

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US Bank/Park Dental

Second A&R Revolving Note

BORROWERS:

PDG, P.A., a Minnesota professional association

By:
Christopher Steele, D.D.S.
Its President

THE FACIAL PAIN CENTER, PLLC, a Minnesota professional limited liability company

By:
Christopher Steele, D.D.S.
Its Manager

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US Bank/Park Dental

Second A&R Revolving Note

BORROWERS:

ORTHODONTIC SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company

By:
Alan S. Law, D.D.S., PhD.
Its President

DENTAL SPECIALISTS OF MINNESOTA, PLLC, a Minnesota professional limited liability company

By:
Alan S. Law, D.D.S., PhD.
Its President

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US Bank/Park Dental

Second A&R Revolving Note

BORROWERS:

PARK DENTAL PARTNERS, INC., a Minnesota corporation

By:
Peter G. Swenson
Its Chief Executive Officer

PDP MN, LLC, a Minnesota limited liability company

By:
Peter G. Swenson
Its Chief Executive Officer

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